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                                SCHRODER SERIES TRUST

                                PROSPECTUS SUPPLEMENT

                   to Advisor Shares Prospectus dated June 17, 1997

The name of Schroder Equity Value Fund has been changed to "Schroder Large Capitalization Equity Fund". All references in the Prospectus to Schroder Equity Value Fund should be considered references instead to Schroder Large Capitalization Equity Fund.

The description of Schroder Equity Value Fund beginning on Page 5 of the Prospectus should be replaced in its entirety with the following:

    SCHRODER LARGE CAPITALIZATION EQUITY FUND

    SCHRODER LARGE CAPITALIZATION EQUITY FUND'S INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM GROWTH OF CAPITAL. The Fund invests in common stocks and other securities of companies with large market capitalizations that Schroder believes offer the potential for long-term growth of capital.

    The Fund will under normal circumstances invest primarily in equity securities Schroder believes to be undervalued. In selecting such securities, Schroder will focus on industries and issuers it believes offer the possibility for growth of capital from earnings potential and other factors not fully reflected in current market prices. Such factors may include, for example, a company's probable future earnings, the ratio of its market value to its book value, and its dividends, cash flow, financial strength, debt-to-capital ratio, working assets, and competitive position, as well as other factors Schroder may consider significant in a particular industry or under varying market conditions. In identifying undervalued securities, Schroder may make investment judgments contrary to those of most investors.

    The Fund will normally invest at least 65% of its total assets in equity securities, including common and preferred stocks and warrants to purchase common or preferred stocks, of companies with large market capitalizations (generally more than $5 billion). The Fund may invest the remainder of its assets in equity securities of smaller companies or in debt securities if Schroder believes they would help achieve the Fund's objective. Debt securities in which the Fund may invest will be rated, at the time of investment, at least Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation or, if unrated, determined by Schroder at the time of investment to be of comparable quality. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The Fund may also hold a portion of its assets in cash or money market instruments.


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    At times, Schroder may judge that conditions in the securities markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Schroder may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality debt securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund will use these alternate strategies.

    Until September 1997, the Fund was known as "Schroder Equity Value Fund."


September 12, 1997